EXHIBIT 10(k) Fixed Price Subcontract dated August 15, 1997, between the Company and ManTech Systems Engineering Corporation.

------------------------------------------------------------------------

NOTE: Information has been redacted from the following agreement. The location of such redacted information is identified by asterisks (*). Such information is confidential and has been omitted pursuant to 17 C.F.R. Reg. Section 240.24b-2 and 17 C.F.R. Reg. Section 230.406 or filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------

                               FIXED PRICE SUBCONTRACT
                                     #EIP-001-97
                                       BETWEEN
                       MANTECH SYSTEMS ENGINEERING CORPORATION
                           AND EIP MICROWAVE, INCORPORATED

          This is an indefinite quantity, fixed price supply contract (Subcontract) between ManTech Systems Engineering Corporation ("Buyer"), having offices located at 14119A Sullyfield Circle, Second Floor, Chantilly, VA 20151 and EIP Microwave, Inc. ("Seller"), with offices at 1745 McCandless Drive, Milpitas, CA 95035, for the supply by Seller of Radio Frequency Signal Generator and Radio Frequency Down Converter.

          The effective date of this Subcontract is AUGUST 15    , 1997. The
Subcontract will be for a term of five years commencing on the effective date.

     The following Sections attached hereto, are incorporated herein:

          SECTION        DESCRIPTION
          Section A      Supplies and Services to Be Furnished
          Section B      Delivery Schedule/Period of Performance
          Section C      Description and/or Specifications of Supplies and/or
                         Services to Be Furnished
          Section D      Procurement Requirements
          Section E      Warranty Plan
          Section F      Purchase Order Terms and Conditions, T-1 (9-91)
          Section G      Part II, Contract Clauses
          Section H      Purchase Description and Statement of Work

AGREED:                                 AGREED:

ManTech (Buyer)                         EIP Microwave, Inc. (Seller)


By:  /s/   John J. Ressa                By:  /s/    Lewis R. Foster
     -------------------------------        ------------------------------------
     Authorized Signature                         Authorized Signature

Name Printed:      John J. Ressa        Name Printed:     Lewis R. Foster
               ---------------------                   -------------------------

Title:    Senior Vice President         Title:    President
       -----------------------------           ---------------------------------

Date Signed:   9 September 1997         Date Signed:   5 September 1997
             -----------------------                 ---------------------------

                               FIXED PRICE SUBCONTRACT

                                     #EIP-001-97

                                       BETWEEN

                       MANTECH ENGINEERING SYSTEMS CORPORATION

                                         AND

                                 EIP MICROWAVE, INC.

                            EXECUTED ON 5 SEPTEMBER, 1997
                                   WITH CORRECTIONS

                                PREPARED BY Bill White
                                National Sales Manager

SECTION A - SUPPLIES AND SERVICES TO BE FURNISHED

EIP MICROWAVE, INC.

a. General.
The initial delivery requirements shall be per Purchase Order #TETS0004, the components of which will be delivered in accordance with the schedule provided in Purchase Order #TETS0004. Following the initial purchases, Buyer may purchase additional units by the placement of Purchase Orders. Quantities ordered on any Purchase Order shall be limited to a minimum of one and a maximum of 100.

PRODUCTION UNITS OPTION -          (F.O.B. Destination)

RF COMPONENT -

--------------------
EIP 1143A WITH FM
OPTION
--------------------

Contract                      Minimum    75       Maximum   426
Per Purchase Order            Minimum     1       Maximum   100


-------------------------------------------------------------------------------
 Quantity
 Increments          1997      1998      1999      2000      2001      2002
-------------------------------------------------------------------------------
 1-9       per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------
 10-24     per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------
 25-49     per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------
 50-99     per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------
 100-213   per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------
 213-426   per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------

After a total quantity of 213 units have been delivered all other unit prices are as above minus *** each.
-------------------------------------------------------------------------------
--------------
EIP
1315A-D1
--------------

Contract                      Minimum    75       Maximum   426
Per Purchase Order            Minimum     1       Maximum   100


-------------------------------------------------------------------------------
 Quantity
 Increments          1997      1998      1999      2000      2001      2002
-------------------------------------------------------------------------------
 1-9       per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------
 10-24     per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------
 25-49     per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------
 50-99     per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------
 100-213   per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------
 213-426   per unit  ***       ***       ***       ***       ***       ***
-------------------------------------------------------------------------------

EXTENDED WARRANTY (BASIC SYSTEM) -      (F.O.B. DESTINATION)

FIRST EXTENSION

Contract & Delivery Order Limitations

Contract                      Minimum     1       Maximum   570
Per Purchase Order            Minimum     1       Maximum   100

-------------------------------------------------------------------------------
 Delivery                                    Ordering Years
 Quantities             -------------------------------------------------------
                                 2          3           4          5          6
-------------------------------------------------------------------------------
 1-299 ea.    Per Unit     ***        ***         ***        ***        ***
-------------------------------------------------------------------------------
 300-570 ea.  Per Unit     ***        ***         ***        ***        ***
-------------------------------------------------------------------------------




SECOND EXTENSION

Contract & Delivery Order Limitations

Contract                      Minimum     1       Maximum   570
Per Purchase Order            Minimum     1       Maximum   100

-------------------------------------------------------------------------------
 Delivery                                    Ordering Years
 Quantities             -------------------------------------------------------
                                 3           4          5          6          7
-------------------------------------------------------------------------------
 1-299 ea.    Per Unit     ***        ***         ***        ***        ***
-------------------------------------------------------------------------------
 300-570 ea.  Per Unit     ***        ***         ***        ***        ***
-------------------------------------------------------------------------------

SECTION B - DELIVERY SCHEDULE/ PERIOD OF PERFORMANCE

DELIVERY SCHEDULE:

Item                               Delivery Date            Quantity
----                               -------------            --------

RF Signal Generator and RF Down Converter
1143A                              November 17, 1997        4 each
1315A-D1                           November 17, 1997        4 each

PERIOD OF PERFORMANCE:

The period of performance of this Subcontract is 15 August 1997 to 14 August
2004.

SECTION C - DESCRIPTION AND/OR SPECIFICATIONS OF SUPPLIES AND/OR SERVICES TO BE FURNISHED


Perform all work in accordance with the specifications and requirements, as contained within the U.S. Marine Corps Contract No. M67854-97-D-3047 and the attached Purchase Description, MARCORSYSCOM-PD-95-006, with the revisions and updates incorporated.

In addition, Seller shall meet the following requirements for the 1315A:

 1. Detected video output shall be switchable between detector output and IF output.

 2. Additional gain shall be added to allow operation of Boonton Modulation Meter at 10mV sensitivity with input level of 3mV. Gain shall be linear to allow AM measurements without distortion.

SECTION D - PROCUREMENT REQUIREMENTS

Any resulting Subcontract award shall contain the following provisions (where applicable).

D-1 GENERAL CONDITIONS
The applicable provisions of the attached Purchase Order Terms and Conditions, Terms T-1 (R. 9-91) are hereby incorporated herein by reference.

D-2 ADDITIONAL GENERAL CONDITIONS
Contract No. M67854-97-D-3047, Part II- Contract Clauses and Part IV - Representations and Instructions are incorporated herein.

D-3.1 CORRESPONDENCE
All correspondence applicable to this Subcontract, including copies of letters of submittal, shall be forwarded to the attention of the cognizant ManTech Buyer/Subcontract Administrator.

D-3.2 TECHNICAL DIRECTION AND SURVEILLANCE
(A) The work to be performed by the Seller under this Subcontract is subject to the surveillance and written Technical Direction of the ManTech Project Engineer. Technical Direction is defined as that ManTech direction to the Seller which clarifies details, suggests possible lines of inquiry, or otherwise more specifically defines the work set forth herein. In addition, the Project Engineer is authorized to make the final evaluation and acceptance of end item documentation required by this Subcontract. The Technical Direction to be valid:
     (1 ) Must be issued in writing consistent with the general scope of work set forth in this Subcontract;
     (2) May not modify the Task Description or change the expressed terms and conditions of this Subcontract;
     (3) Shall not commit ManTech to any adjustment of the total price or other provisions
(B) In the event any ManTech Technical Direction is interpreted by the Seller to fall within the clause of the Conditions of Purchase hereof entitled "Changes," the Seller shall not implement such direction, but shall:
     (1) Notify the Buyer in writing of such interpretation within five (5) working days after the Seller's receipt of such direction. Such notice shall (i) include the reasons upon which the Seller bases its belief that the Technical Direction falls within the purview of the "Changes" clause, and (ii) include the Seller's best estimate as to revision in total price, performance time, delivery schedules and any other contractual provisions that would result from implementing the Technical Direction.
     (2) If, after reviewing the information presented pursuant to Subparagraph
(1) above, the Buyer is of the opinion that such direction is within the purview of the "Changes" clause, Buyer will issue direction to proceed in accordance with the provisions of the "Changes" clause.

D-3.3 CONTRACTUAL DIRECTION
Contractual direction, including any changes, alterations, or modifications to this Subcontract must be made in writing and to be binding must be executed by a duly authorized representative of ManTech's Procurement Department or by an officer of ManTech. In addition, technical information will originate from the cognizant ManTech technical representative and be transmitted by the cognizant buyer / subcontract administrator.

D-3.4 DELIVERY POINT
The delivery point of all items to be delivered by the Seller hereunder shall be F.O.B. Milpitas, CA and unless the Seller is notified to the contrary shall be marked for delivery to ManTech addressed as follows:

          ManTech Systems Engineering Corporation
          Technology Support Operations Center
          14119A Sullyfield Circle
          2nd Floor
          Chantilly, VA 20151

D-3.5 POINT OF INSPECTION OF ACCEPTANCE

Notwithstanding any prior preliminary inspection and/or acceptance, final acceptance of all supplies and services shall be made at the ManTech delivery point specified in the preceding paragraph. Final acceptance of any supplies or services shall not be deemed a waiver of any warranty contained herein.

D-3.6 NOTICE OF DELAY
In addition to its obligation herein with respect to notice of labor disputes, FAR 52.222-1, whenever any other actual or potential event is delaying or threatening to delay delivery of the goods or performance or the services under this purchase order, the Seller shall as soon as possible give notice thereof to the cognizant Buyer/Subcontract Administrator.

D-3.7 INVOICES
All invoices shall be sent to the following address:

     ManTech Systems Engineering Corporation
     Technology Support Operations Center
     14119A Sullyfield Circle
     2nd Floor
     Chantilly, VA 20151
     Attention: Mr. Stephon Doswell, Procurement Analyst

To avoid delays in processing your invoices, segregate shipments and invoices by prime contract number and indicate the following on your invoices:
     1. Purchase order number and line item number
     2. Purchase order part number and description
     3. Quantity shipped
     4. Unit prices, extended prices and total invoice price
     5. ManTech assigned serial number (if applicable)

D-3.8 PERMITS AND LICENSES
The Seller shall procure and keep effective all necessary permits and licenses required by the Federal, state and local government or subdivision thereof, or of any other duly constituted public authority in performance of the work unless otherwise directed by the Subcontract Administrator, and shall obey and abide by all applicable laws, regulations, or ordinances.

D-3.9 ORGANIZATIONAL CONFLICT OF INTEREST
(A) If, in the performance of work under this Subcontract, the Seller has access to proprietary data of other companies, the seller shall protect such proprietary data, trade secrets, confidential information or restricted data received in connection with the work under this Subcontract in accordance with FAR 9.5. In addition, the Seller shall not be permitted to utilize the proprietary data in competing for any Government contract.
(B) The Seller agrees to include Paragraph A of this article in every subcontract.

D-3.10 OBSERVANCE OF REGULATIONS
(A) In performing in any capacity while on site at a Government installation, the Seller shall comply with all applicable regulations and procedures which apply to Government and Seller personnel assigned to support these installations.
(B) Any company-to-company arrangements between United States and foreign industry shall be in accordance with the International Traffic in Arms Regulations (22 CRF 121) or the Export Administration Regulation (15 DFR 364-399), as appropriate.

D-3.11 SELLER'S RELEASE
Seller and each assignee under an assignment entered into under this Subcontract and in effect at the time of final payment under this Subcontract shall, if required, execute and deliver at the time of final payment, a release discharging ManTech, its officers, agents and employees of, and from all liabilities, obligations and claims arising out of or under this Subcontract. The form and terminology for such release will be furnished by ManTech.

D-3.12 ASSIGNMENT
The interest of Seller under this Subcontract and any other right or obligation arising hereunder, shall not be assigned or transferred to any third party, nor may any security interest therein be created without the prior written consent of the Buyer.

D-3.13 LIMITATION ON THE PAYMENT OF FUNDS TO INFLUENCE FEDERAL TRANSACTION
FAR Clause 52.203-11 titled "Certification and Disclosure Regarding Payments to Influence Certain Federal Transaction (Jan 1990)", and FAR Clause 52.203-12 titled-"Limitation on Payments to Influence Certain Federal Transaction - (Jan
1990)" are incorporated herein. In addition to any other remedies provided by law or this notice, if ManTech is subjected to pecuniary liability as the result of Seller's or its lowest tier subcontractor's failure to comply with the requirements of P.L. 101-121, then Seller agrees to indemnify and hold ManTech harmless to the full extent of any loss, damages, or expenses resulting from such a failure.

D-3.14 GOVERNMENT /MANTECH PROPERTY AND FACILITIES
The Seller certifies that the price of this Subcontract does not include a direct or indirect charge for rent for the use of and Government Owned Facilities, and that it is not subject to a Government Facilities Contract under which the price stated herein could be reduced through the application of Rent-Free Use of Government Owned Facilities.

D-3.15 SUBCONTRACTING PLAN
Prior to award of a Purchase Order valued at $500,000 or more, the successful bidder, if classified as a large business, shall submit a subcontracting plan in consonance with FAR 52.219-9.

D-3.16 SUPPORTING COST OR PRICING DATA
FAR 52.215-24 shall-apply in the event the purchase order is $500,000 or more or Seller shall provide completed Form 1449.

D-3.17 MANTECH VISITATION
ManTech and /or ManTech's customer, shall have the right to send representatives to visit the Seller's facilities to determine the compliance with the requirements of this purchase order. Without additional charges the Seller shall make their facilities available for these activities and provide reasonable support for the safety and convenience of these representatives during their stay at Seller's premises and facilities.

D-3.18 CERTIFICATION REGARDING SUSPENSION AND DEBARMENT
As a condition of award, Seller agrees to execute and return one copy of the enclosed FAR 52.209-5, entitled "Certification Regarding Debarment, Suspension, Proposed Debarment, and Other Responsibility Matters," provided in that attached Section K.6, Part IV of the RFP.

D-3.19 PROCUREMENT INTEGRITY
Seller is aware of and understands its responsibilities and obligations under
Section 6, Procurement Integrity of the Office of Federal Procurement Policy Act Amendments of 1988, P.L. 100-679, Section 6, 102 STAT. 4056, 41U.S.C. Section 423, and understands that the controlling ManTech Prime Contract may be subject to price reduction, termination for default, and other Government remedies on the basis of a violation by Seller of any of the provisions of said statue. Accordingly, Seller agrees to indemnify and hold ManTech harmless against any loss or damage suffered by ManTech as a result of any violation by Seller of any of the provisions of said statute.

ManTech shall promptly provide to Seller a copy of any written notice received from the Government alleging a violation by Seller of any of the provisions of said statute and shall give Seller reasonable opportunity to participate in any arguments or proceedings relative to a Government determination of such violation.

D-3.20 VALUE ENGINEERING
The provisions contained in the Prime Contract entitled, Value Engineering Incentive Clause (APR l984) are incorporated herein and made part hereof.

D-3.21 QUALITY REQUIREMENTS
As contained in Prime Contract No. M67854-97-D-3047.

D-3.22 WARRANTY
Seller shall comply with all terms and conditions of the enclosed warranty plan.

D-3.23
Notwithstanding anything to the contrary stated herein, the parties hereby agree that neither shall be liable to the other for special, indirect, incidental or consequential damages, such as, but not limited to lost profits, claims due to third party claims or any punitive damages arising under this Subcontract.

D-3.24 ORDER OF PRECEDENCE
In the event conflicting terms occur herein, the conflicting provisions shall prevail in the following order of precedence:
1. Purchase Order # TETS0004
2. Section A of this Subcontract
3. Terms and Conditions set forth in the Prime Contract
4. Section D of this Subcontract
5. Section B of this Subcontract
6. Purchase Order Terms and Conditions (Government) Fixed Price Supply, Terms T-1 (R. 9-91)

SECTION E - WARRANTY PLAN









                                    WARRANTY PLAN

                                         FOR

                            THE THIRD ECHELON TEST SYSTEM

                                        (TETS)

                                  Table of Contents

                                                                            Page
                                                                            ----

1.0  GENERAL.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     1.1  Scope. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     1.2  Purpose. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     1.3  Applicability. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

2.0  STATEMENT OF WARRANTY.. . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.1  Terms of Warranty. . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.2  Warranty of Items Repaired under Warranty. . . . . . . . . . . . . . 3
     2.3  Warranty Period. . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          2.3.1     EXTENDED WARRANTY PERIOD(S). . . . . . . . . . . . . . . . 3
     2.4  Warranty Items.. . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.5  Nullification of Warranty Conditions.. . . . . . . . . . . . . . . . 4

3.0  RESPONSIBILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     3.1  Vendor's Responsibilities. . . . . . . . . . . . . . . . . . . . . . 5
     3.2  Government Responsibilities. . . . . . . . . . . . . . . . . . . . . 5

4.0  CLAIM PROCEDURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     4.1  Identification of Failed Items.. . . . . . . . . . . . . . . . . . . 5
     4.2  Disposition. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     4.3  Documentation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          4.3.1     DOCUMENTATION OF FAILED ITEMS. . . . . . . . . . . . . . . 5
          4.3.2     DOCUMENTATION OF FALSE RETURNS.. . . . . . . . . . . . . . 5
     4.4  False Returns. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          4.4.1     VERIFICATION AND PENALTY OF FALSE RETURN.  . . . . . . . . 5
          4.4.2     DISPOSITION OF FALSE RETURN. . . . . . . . . . . . . . . . 6

5.0  CLAIM DENIALS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

6.0  ALLOWANCE FOR MARINE CORPS REPAIR.  . . . . . . . . . . . . . . . . . . . 6

7.0  STORAGE, SHIPMENT AND HANDLING OF WARRANTY ITEMS. . . . . . . . . . . . . 6
     7.1  [Intentionally omitted]
     7.2  Shipment.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     7.3  Handling.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

8.0  REPAIR/REPLACEMENT TURN-AROUND. . . . . . . . . . . . . . . . . . . . . . 6
     8.1  Spares/Replacement Philosophy. . . . . . . . . . . . . . . . . . . . 6

9.0  QUALITY ASSURANCE FOR THE WARRANTY PROGRAM. . . . . . . . . . . . . . . . 6

10.0 GOVERNMENT ACCEPTANCE.. . . . . . . . . . . . . . . . . . . . . . . . . . 7

11.0 MARKING OF EQUIPMENT WITH WARRANTY INFORMATION. . . . . . . . . . . . . . 7

12.0 TRACKING OF WARRANTY ITEMS. . . . . . . . . . . . . . . . . . . . . . . . 7

13.0 EXTENDED WARRANTY OPTIONS.. . . . . . . . . . . . . . . . . . . . . . . . 7

14.0 WARRANTY REPORTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     14.1 Warranty Status Reports. . . . . . . . . . . . . . . . . . . . . . . 8

                                    WARRANTY PLAN

1.0   GENERAL.
This document describes the TETS Warranty Plan and its implementation. The plan defines the basic warranty, and extended warranty, delineates responsibilities, and covers procedures required to implement the plan.

1.1   Scope.
The plan covers all items of TETS, its instruments, power supplies, components, cable assemblies and other items.

1.2   Purpose.
The purpose of this plan is to define TETS elements covered by warranty and identify methods and processes required to facilitate orderly and rapid disposition of warranty claims and repairs.

1.3   Applicability.
The Plan applies to all components of the TETS.

2.0   STATEMENT OF WARRANTY.
TETS components and system shall be warranted against defects in materials and workmanship for a period of one year unless optional warranty periods are ordered. If Vendor receives notice of such defects during the warranty period, Vendor shall repair or replace the defective component. If ManTech returns supplies to Vendor for correction or replacement under this warranty, Vendor will be liable for transportation charges up to an amount equal to the cost of transportation by the usual commercial method of shipment from the place of delivery specified in this contract (irrespective of the f.o.b. point or the point of acceptance) to Vendor's plant and return to the place of delivery specified in the contract. Vendor will also bear the responsibility for the supplies while in transit.

2.1   Terms of Warranty.
Vendor warranty is limited to the terms specified herein the Warranty Plan. The remedies provided herein are ManTech's sole and exclusive remedies. Unless required by applicable law, in no event shall Vendor be liable for direct, indirect, special, incidental or consequential damages whether based on contract, tort, or any other legal theory.

2.2.  Warranty of Items Repaired Under Warranty.
All items repaired under the warranty will be warranty after repair for *** days after return to ManTech. This repair warranty is limited to the items replaced in the defective component.

2.3   Warranty Period.
Vendor will provide a warranty for the system and all components which comprise the TETS for a period of one year commencing upon Government acceptance of the first production lot. Each production lot thereafter will be warranted for a period of one year upon ManTech acceptance. The warranty covers individual TETS systems and the coverage period will be extended by the amount of time required to correct a defect. For supplies this is the period of time from the date a defective item is received by Vendor to the date of delivery of the corrected or replaced item. For services, this is the period of time from the date of notification of the defect by the Contracting Officer to the date of the re-performed services.

2.3.1 EXTENDED WARRANTY PERIOD(S). Extended warranty period(s) are available and will be determined during the initial phase of this program. The extended period warranties will be based on performance data and failure data experienced during the initial phase. The resulting extended warranty will be tailored to meet Marine Corps requirements.

2.4   Warranty Items.

Table 2.4-1 lists all warranty items.

                            Table 2.4-1.  Warranty Items>

--------------------------------------------------------------------------------
      NUMBER                                   ITEM
--------------------------------------------------------------------------------
         1               MTS-TETS Test Set
--------------------------------------------------------------------------------
         2               VXI/MXI Controller -1
--------------------------------------------------------------------------------
         3               Digital Test Subsystem Controller
--------------------------------------------------------------------------------
         4               Digital Test Subsystem I/O - 1
--------------------------------------------------------------------------------
         5               Digital Test Subsystem I/O - 2
--------------------------------------------------------------------------------
         6               Digital Test Subsystem I/O - 3
--------------------------------------------------------------------------------
         7               Switching - 1
--------------------------------------------------------------------------------
         8               Switching - 2
--------------------------------------------------------------------------------
         9               Switching - 3
--------------------------------------------------------------------------------
        10               Switching - 4
--------------------------------------------------------------------------------
        11               RF Switching
--------------------------------------------------------------------------------
        12               Digital Multimeter
--------------------------------------------------------------------------------
        13               Arbitrary Waveform
--------------------------------------------------------------------------------
        14               Digital Oscilloscope
--------------------------------------------------------------------------------
        15               Counter/Timer
--------------------------------------------------------------------------------
        16               Function Generator
--------------------------------------------------------------------------------
        17               RF Stimulus Synthesizer
--------------------------------------------------------------------------------
        18               RF Receiver
--------------------------------------------------------------------------------
        19               RF Digitizer
--------------------------------------------------------------------------------
        20               RF Power Meter
--------------------------------------------------------------------------------
        21               Instrument Controller
--------------------------------------------------------------------------------
        22               Power Converter
--------------------------------------------------------------------------------
        23               Power Module>
--------------------------------------------------------------------------------

Note:     This list will be updated and finalized during the initial phase of the TETS program.

2.5   Nullification of Warranty Conditions.
The TETS warranty is void if the user has made unauthorized repairs, improper installation or improper use of the system, physical damage or power surges.

3.0   RESPONSIBILITIES.
To ensure a smoothly working warranty administration, responsibilities must be clearly defined and understood by both Vendor and ManTech. The following paragraphs outline and define these responsibilities.

3.1   Vendor's Responsibilities.

The warranty administration for the TETS Program is the responsibility of the TETS ILS Manager. He reports directly to the Vendor TETS Program Manager and is charged with expediting, tracing and reporting all warranty claims and repairs.

During the pre-warranty period he will develop or modify internal procedures to accommodate the warranty repair requirement for the TETS. A 24-hour Bulletin Board, accessible by an 800 number, will be used to provide status accounting to the TETS users.

The ILS Manager will be the single point of contact at Vendor for all warranty issues and will establish a close working relationship with his Marine Corps counterpart.

3.2   Government Responsibilities.
It is assumed that the Marine Corps will designate the TETS Program ILS Manager as the authorized representative for all warranty implementation activities. He will be responsible for coordinating all warranty activities with Vendor.

4.0   CLAIM PROCEDURES.
Warranty claims will be initiated by the using activity for all warranted items utilizing standard warranty maintenance request forms. Claim action must be authorized by the cognizant personnel who then will contact the Vendor ILS Manager and expedite the claim.

4.1   Identification of Failed Items.
All items returned to Vendor will be tagged. As a minimum this tag will contain item part number, serial number of the TETS system, item serial number, brief description of defect or failure, contract number and date of defect or failure.

4.2   Disposition.
Upon receipt of the warranty item, Vendor will use its standard procedures to log-in and identify the item in the warranty data base. After proper identification, the item will be examined by Vendor's engineering personnel and a determination will be made as to the failure mode or defect and its warranty status. Once the warranty status is verified, corrective action will be initiated to return the item to full operational and warranty status.

4.3   Documentation.
Documentation is an important factor not only affecting warranty costs but serving also as an invaluable tool in warranty disputes. The following paragraphs summarize the warranty documentation procedure for the TETS.

4.3.1 DOCUMENTATION OF FAILED ITEMS.   Each warranty claim will be
documented utilizing Vendor's standard procedures. In essence, all data pertaining to this item will be entered in the Warranty Data Base which includes evaluation data, repair action, failure mode and all other pertinent technical data that fully documents the warranty action. This procedure uses prompts and menus to collect all required warranty data, disposition and status.

4.3.2 DOCUMENTATION OF FALSE RETURNS.   The same procedure and documentation
steps will be followed for this task as delineated in 4.3.1. Additionally, a form (in electronic format) will be filled out showing evaluation data leading to the "False Return" determination. If required, photographs, scope traces or other visual/graphic evidence will be added to the data base by the electronic scanning process.

4.4   False Returns.
Vendor will be responsible for internal labor and all shipping charges incurred for false pulls that are attributed to ineffective maintenance documentation or software. If there are a number of "False Returns," Vendor will investigate the cause and correct any problem in the provided maintenance documentation and software.

4.4.1 VERIFICATION AND PENALTY OF FALSE RETURN.   If, upon analysis of the
"False Return" by Vendor or component suppliers, determination is made that the item was not defective due to workmanship or material, the item will be classified as "False Return."

4.4.2 DISPOSITION OF FALSE RETURN. Upon completion of evaluation and analysis, "False Return" items will be returned to the originating activity. No change in warranty status will be made.

5.0   CLAIM DENIALS.

Given the fact that TETS is a COTS based system, it is difficult to envision a denial of claim for warranty. The process is best discussed, defined and negotiated during the formal contract negotiation phase.

6.0   ALLOWANCE FOR MARINE CORPS REPAIR.
The Maintenance Plan for the TETS Program defines the level of repair authorized on all maintenance levels. This document lists all items that can be repaired as part of the normal maintenance activities. No disassembly or physical removal of piece parts is authorized during the warranty period.

7.0   STORAGE, SHIPMENT AND HANDLING OF WARRANTY ITEMS.
If ManTech returns supplies to Vendor for correction or replacement under this warranty, Vendor will be liable for transportation charges up to an amount equal to the cost of transportation by the usual commercial method of shipment from the place of delivery specified in this contract (irrespective of the f.o.b point or the point of acceptance) to Vendor's plant and return to the place of delivery specified in the contract. Vendor will also bear the responsibility for the supplies while in transit (one way only when EIP ships to ManTech).

7.1   [Intentionally omitted]

7.2   Shipment.
Warranty items will be shipped by commercial carriers. Typically, for small items they are UPS or Federal Express. Larger items are shipped by certified common freight lines or, if authorized, by air freight on authorized commercial airlines.

Packaging will be in accordance with commercially accepted practices.
Basically, these practices or standards are those used by PC or computer manufacturers and are deemed appropriate for the TETS Program. Packaging material will consist of ESD wrapping, foam inserts, water-resistant outside containers or transit cases. All individually packaged circuit boards or modules will be first packaged in ESD protective cellophane bags and fitted into double-walled corrugated boxes lined with anti-static low-density polyurethane foam. All corrugated boxes will be constructed of fiberboard and certified to withstand normal transportation hazards.

All individual containers will be identified with customer name, organization, address, contract number, part number and consecutive numerical markings if the shipment consists of more than one package.

One copy of the packaging sheet showing contract or delivery order numbers and containing and itemized list of contents will be placed in an envelope and attached to the outside of No. 1 container or the first package of each shipment, as is standard industry practice.

7.3   Handling.
All handling of warranty items will follow Vendor's standard practices.

A warranty repair order is scheduled, consolidated, packaged, shipped, delivered as one shipment on a given day.

Vendor's Shipping Supervisor and common carrier driver will review the Bill of Lading against actual containers loaded. The documents will then be signed and retained for their respective files. The Warranty Data Base will be updated to reflect the shipment date and loading hour. The Bill of Lading will contain all necessary delivery information in accordance with standard shipping procedures.

8.0   [Intentionally omitted]

9.0   [Intentionally omitted]

10.0  [Intentionally omitted]

11.0  MARKING OF EQUIPMENT WITH WARRANTY INFORMATION.
Each warranty repaired item will be labeled as a minimum with the following data:

     -    Item serial number
     -    Date item was returned to warranty status
     -    Warranty expiration date
     -    Contract Number

Other data might be included to provide additional data for inventory control or asset tracking. The data on the label will be in human readable form.

The labels will be affixed in a conspicuous location and will be tamper proof. If desired by the Marine Corps, the data for warranty information purposes could be bar-coded using the standard bar coding equipment. This approach could save significant time in handling and tracking activities.

12.0  TRACKING OF WARRANTY ITEMS.
All tracking of warranty items will be accomplished with the use of the Warranty Tracking System. It is a data base oriented depository for all data on returned items. This data base contains all status reporting data and is the repository for all evaluation and repair data. Everything affecting a warranty item is entered into this data base. The data in this base also is the basis for all warranty reporting requirements.

FIGURE 12-1 WARRANTY TRACKING SYSTEM [SHOWS THE BASIC BLOCK DIAGRAM OF THIS CONCEPT.]



13.0  EXTENDED WARRANTY OPTIONS.
Vendor will provide an extension of the basic warranty for a period of up to two additional years in optional one year increments.

14.0  WARRANTY REPORTING.
Vendor will submit Warranty Performance Reports as required by contract provisions. These reports will be in Vendor format and will be submitted within 15 days from Government acceptance of production lot and quarterly thereafter.

The reports will contain the following data:

     -    Contract number and reporting period covered
     - Warranty Item information as specified by paragraph 10.1.3 of DI-MNTY-81217
     - Warranty Returned Item status at Vendor's facility, including cause of failure, repair action and disposition and associated costs
     - On-site contractor warranty repair or replacement actions in accordance with paragraph 10.1.5 or DI-MNTY-81217
     -    Cost data for Warranty Repair
     -    Statistical data for all above items
     -    Warranty Program Summary in accordance with paragraphs 10.2.2 and
          10.2.3 of DI-MNTV-81217
     - Additional data (e.g., any modifications, spares inventory and parts consumption)

In general, the Warranty Performance Reports will provide the Marine Corps an accurate, timely status report of all warranty related activities and events.
It is planned to modify this system as the program progresses through its phases to provide the proper warranty data as required for each step or phase. These reports also will serve as a complete historical data base since inception.

14.1  Warranty Status Reports.
Warranty Failure Reports will be submitted 15 days after failure. These reports will detail the nature of the failure and results of any analysis.



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SECTION F - PURCHASE ORDER TERMS AND CONDITIONS, T-1 (9-91)

                          MANTECH INTERNATIONAL CORPORATION

                         PURCHASE ORDER TERMS AND CONDITIONS
                          (GOVERNMENT) (FIXED PRICE-SUPPLY)

1.   DEFINITIONS AND EXPLANATION.

     A. "Buyer" means ManTech International Corporation. "Seller" means the party with whom Buyer is contracting and includes any reference to "vendor," "subcontractor," "contractor," or "supplier." "Purchase Order" ("Order") means the instrument of contracting, including all documents, exhibits and attachments referenced therein. "Products" means those goods, supplies, materials, articles, items, parts, components or assemblies described in the Order.

     B. This Order is entered into in contemplation of the performance of a United States Government contract. Certain provisions of the Federal Acquisition Regulations (FAR), in effect on the date of this Order, are incorporated herein by reference.

2. ACCEPTANCE OF ORDER. This Order is Buyer's offer to Seller. Seller's Acceptance is expressly limited to the terms of the Order and Buyer hereby objects to any additional or different terms in Seller's acceptance. Seller accepts this Order as written by executing and returning to Buyer the Acceptance or Acknowledgment copy of the Order, or by beginning performance.

3. COMPLETE AGREEMENT. This Order is the complete and exclusive statement of the terms of agreement between Seller and Buyer.

4. MODIFICATION. No modification of this Order (including any additional or different terms in Seller"s acceptance) shall be binding on Buyer unless agreed to in writing and signed by Buyer's duly authorized Purchasing Representative.

5. PACKING AND SHIPPING. Unless otherwise provided on the face of this Order, the following provisions shall apply to all shipments. Seller shall: (a) Prepare all Products for shipment to prevent damage or deterioration, secure lowest lawful transportation rates, and comply with carrier classifications and tariffs; (v) Defray all direct charges for preparation, packing, crating, or cartage unless separately stated in the Order; (c) Consolidate into one shipment all Products to be forwarded on each day by the same means of transportation; (d) Number and mark each container consecutively with applicable Order and part number: (e) Indicate the container and Order numbers on the applicable bill of lading; (f) Place inside the No. 1 container, one copy of the packing sheet showing Order number(s), and attach , also, one copy to the outside of the container;
     (g) Forward freight collect when Products are sold F.O.B. place of shipment, except for Parcel Post, United Parcel Service, and ManTech truck;
     (h) Request that the Shipper include on Shipper's invoice to Buyer the appropriate Order number(s); (i) Delete any declaration concerning value of the shipment except when tariff rating is depending upon the released or declared value, in which event, value shall be released or declared at the maximum value for the lowest rating or rate.

6.   DELIVERY.  Time is of the essence in the performance of this Order.

     A. Deliveries shall be strictly in accordance with the quantities and schedule specified in the Order. If at any time it appears Seller may not meet such schedule, Seller shall immediately, by verbal means (to be confirmed in writing), notify Buyer of the reasons for and estimated duration of the delay. At Buyer's request, Seller shall make every effort to avoid or minimize the delay to the maximum extent possible including the expenditure of premium time and shipping via air or other means of fast transportation. Any additional costs caused by these requirements shall be borne by Seller, unless the delay in delivery arises out of causes beyond the control and without the fault or negligence of Seller or its subcontractors within the meaning of the "Cancellation-Default" clause herein. The foregoing requirements are in addition to all of Buyer's other rights and remedies as may be provided by law or this Order.

     B. Title and Risk of Loss. Unless otherwise specified herein, title to and the risk of any loss of or damage to the Products shall pass from Seller to Buyer F.O.B. Buyer's plant. Passing of title upon such delivery shall not constitute acceptance of the Products by Buyer or relieve Seller of any of the obligations hereunder.

7. INVOICE AND PAYMENT. Unless otherwise specified, a separate invoice shall be issued for each shipment. No invoice shall be issued prior to shipment of Products. No payment will be made prior to receipt of Products and correct invoice. Buyer reserves the right to delay payment until the Products have been accepted. Payment due dates, including discount periods, will be computed from the date of receipt of Products and correct invoice (whichever is later). Unless freight and other charges are itemized, any discount will be taken on the full amount of the invoice. Buyer has the right, without loss of discount privilege to pay invoices covering Products shipped in advance of the schedule on the normal maturity after the date specified for delivery. Payment shall not constitute acceptance of the Products.

8. PRICE WARRANTY. Seller warrants that the price of the ordered Products does not exceed the price charged by Seller or any other customer purchasing the same Products in like or smaller quantities, and under similar conditions of purchase.

9. QUALITY CONTROL. In accordance with the specific requirements of this Order, Seller shall provide and maintain a quality control system acceptable to Buyer covering the Products hereunder. Records of all certifications and inspection work by Seller and Seller's subcontractor(s) shall be kept complete and available to Buyer at Seller's facility during the performance of this Order or such longer period as may be specified elsewhere herein. Authorized purchasing, technical and quality assurance representative(s) of Buyer shall be entitled to enter the plant of Seller at all reasonable times for the purpose of maintaining liaison between the quality control system and the program, to review Seller's manufacturing and processing books and records and to conduct preliminary inspection and testing of the Products and work in process. (A like provision giving Buyer the right to enter the plants of Seller's subcontractors and suppliers shall be included by Seller in its subcontracts and Purchase Orders.) Buyer shall be entitled, at Buyer's option, to station representatives at Seller's plant on a full-time basis. Seller shall furnish, free of charge, all reasonable office space, and other facilities and assistance required by Buyer's representatives at Seller's plant. Buyer's personnel shall at all times observe Seller's rules of conduct and security.

10.  INSPECTION, ACCEPTANCE, AND REJECTION.

     A.   All Products are subject to (a) inspection during manufacture,
          (b) inspection prior to shipment, and (c) final inspection and acceptance at destination, notwithstanding the F.O.B. point or any payment or prior inspection at source. Final inspection and acceptance will be made at a reasonable time after receipt of Products.

     B. Seller shall furnish to Buyer, if requested, all information and data as may be reasonably required by Buyer in order to perform inspection and acceptance.

     C. Inspection and Acceptance of any Products by Buyer or the Government shall not be deemed to alter or affect the obligations of Seller or the rights of Buyer and its customers under Warranties herein or as may be provided by law.

     D. Buyer's failure to inspect any of the Products hereunder shall neither relieve Seller from responsibility for such Products as are not in accordance with the requirements of this Order nor impose liability on Buyer therefor.

     E. Any tender of Products which is nonconforming as to quality, quantity or delivery schedule shall constitute a breach of this Order and Buyer shall have the absolute right to reject such Products. Buyer shall notify Seller as to such rejection and Buyer shall have all such remedies as provided by law and this Order, including, but not limited to (a) hold such rejected Products or return same to

          Seller at Buyer's election and at Seller's risk and expense, (b) replace or correct Seller's Products and charge to Seller the cost occasioned to Buyer thereby or require the delivery or replacement of such Products at an equitable reduction in price, if Seller fails to remove promptly such rejected Products or unless Seller corrects or replaces the defective Products within the time required by the delivery schedule, and (c) recover by offset or otherwise any and all damages, expenses or costs caused to or experienced by Buyer as a result of such rejection or which may result from a series of rejections.

     F. If the unit price of the Products being ordered exceeds $50.00, or the total Order price is in excess of $25,000.00, and if rejected Products are later repaired or corrected in some manner and are being returned to Buyer, Seller shall indicate on an appropriate tag affixed to such Products (a) that the Products were previously rejected by Buyer, and
          (b) describe the specific defect(s) which was repaired or corrected.

11. WARRANTIES. Seller warrants that all Products delivered under this Order shall conform to the requirements of this Order (including all applicable descriptions, performance criteria, specifications, and drawings), shall be free from defects in material and workmanship, and shall, to the extent not manufactured pursuant to detailed designs furnished by Buyer, be free from defects in design and fit for the intended purposes. Buyer's approval of designs furnished by Seller or any approval of Seller's "First Article"
     shall not relieve Seller of its obligations under this Warranty.   Seller's
     warranties shall be enforceable by Buyer's customers and any subsequent owner or operator of the Products, as well as by Buyer.

     Seller's liability hereunder includes, but is not limited to, correction or replacement of the Product by Seller at no cost to the Buyer of any Product which does not meet the requirements of this Warranty . In the event that Seller fails to repair or replace the failed or defective Product within a reasonable time, Buyer may replace or repair the Product and charge or debit the Seller for all costs connected therewith.

12.  FUTURE WARRANTIES.

     A. At any time during the performance of this Order, including any option periods, Seller agrees to accept as a mandatory flow-down requirement any Government-required warranty provisions imposed on and incorporated into Buyer's prime contract. Any such warranty shall be in addition to and not in lieu of any other warranty provisions included in this Order.

     B. If any such warranty provision incorporated into this Order, pursuant to Paragraph "A" above, causes an increase in the cost of or the time required for performance under this Order, an equitable adjustment shall be made in the purchase price or delivery schedule, or both, and this Order shall be so modified in writing.

13. CHANGES. Buyer may at any time, by a written directive or order, make reasonable changes within the general scope of this Order, in any one or more of the following: (a) drawings, designs, or specifications;
     (b) method of shipment or packing; (c) place of inspection, delivery, or acceptance; (d) increases in quantities; (e) changes in delivery schedules; and (f) the amount of Buyer-furnished property. Seller shall proceed immediately to perform this Order as changed. If any such change causes an increase or decrease in the cost of or in the time required for the performance of any part of the work under this Order, whether changed or not changed by any such order, an equitable adjustment shall be made in the purchase price or delivery schedule, or both, and this Order shall be so modified in writing. Unless otherwise agreed, any claim of Seller for adjustment under this clause must be asserted within 30 days from the date of the receipt by Seller of such written order. If Seller includes in its claim any costs for property made obsolete or excess by such changes, the title to such property at the option and election of Buyer, shall pass to Buyer and shall thereafter be subject to the provisions of the Responsibility for Property clause herein and shall be delivered as directed by Buyer. Buyer has the right to examine any of Seller's pertinent books and records for the purpose of verifying Seller's claim. Nothing in this clause shall excuse Seller from proceeding with this Order as changed, including failure of the parties to agree upon any adjustment to be made under this clause.

14.  TERMINATION/CANCELLATION.

     A. Termination-Convenience. The performance of work under this Order may be terminated, in whole or in part, by Buyer for Buyer's convenience in accordance with the "Termination" clause in FAR 52-249-2 (as modified by 49.502(e)) which is incorporated herein by reference only in the event that ManTech's customer terminates the contract with ManTech.

     B. Cancellation-Default. This Order may be cancelled, in whole or in part, by Buyer for default in accordance with the "Default" clause in FAR 52.249-8 which is incorporated herein by reference, except that the word "Government" in all paragraphs other than (c) means Buyer. "Contract Officer" means Buyer. "Contractor" means Seller, and all references to a Disputes clause shall mean Clause 15, "Disputes." Remedies granted under this clause shall be in addition to any remedies which may be available to Buyer under law. If the parties fail to agree on the amount to be paid for manufacturing materials referred to in paragraph (f) (FAR) of the "Default" clause, the amount shall be the reasonable value thereof (not to exceed a reasonably applicable portion of the price of this Order).

     C. Other. By written notice to Seller, Buyer may cancel the whole or part of this Order in the event of suspension of Seller's business, insolvency of Seller, institution of bankruptcy, reorganization, arrangement or liquidation proceedings by or against Seller, appointment of a trustee or receiver for Seller's property or business, any assignment by Seller for the benefit of creditors or for any failure by Seller to provide adequate assurances (as provided for in Uniform Commercial Code, section 2-609) of its ability or willingness to perform its obligations under this Order. Such cancellation shall be deemed "for default" in accordance with paragraph (B) of this Termination/Cancellation clause and the rights and obligations of the parties shall be determined as therein provided.

15. DISPUTES. Either party may litigate any dispute arising under or relating to this Order before any court of competent jurisdiction. Pending resolution of any such dispute by settlement or by final judgment, the parties shall proceed diligently with performance. Seller's performance shall be in accordance with Buyer's written instructions.

16. SELLER'S DATA. Any knowledge, information, drawings, designs, data or computer programs (herein called "Data") which Seller discloses to Buyer in connection with this Order, which Data Seller has not marked with a limited rights legend, in accordance with DoD FAR Supplement 52.227-7013, shall not be considered as proprietary to Seller or in any way restrict Buyer's use of such Data.

17. DISCLOSURE OR DISPOSAL. Seller shall safeguard and keep secure all designs, processes, drawings, specifications, reports, data and other technical or proprietary information and features of all parts, equipment, tools, gauges, patterns and other items furnished or disclosed to Seller by Buyer. Unless otherwise provided herein, or authorized by Buyer in writing, Seller shall use such information and items, and the features thereof, only in the performance of this Order. Thus, Seller shall not sell or otherwise dispose of as scrap or otherwise, any completed or partially completed or defective Products without defacing or rendering such Products unsuitable for use. Upon completion or termination of this Order, Seller shall, at Seller's expense, make such disposition of all such information, items, and Products as herein required or as may be subsequently directed to Buyer.

18. RESPONSIBILITY FOR PROPERTY. Unless otherwise provided in this Order, Seller, upon delivery to it by Buyer or manufacture or acquisition by Seller, of any materials, parts, tooling, or other property the title of which is in Buyer or the U.S. Government, assumes the risk of and shall be responsible for any loss thereof or damage thereto. Seller, in accordance with the provisions of this Order, but in any event upon completion thereof, shall return such property to Buyer in the condition in which it was received for reasonable wear and tear.

19. PATENT AND COPYRIGHT INDEMNITY. Seller shall defend Buyer, Buyer's customers, and any subsequent seller or user of the Products against all claims and proceedings alleging infringement of any United States or foreign patent or copyright of any Products delivered under this Order, and Seller shall hold them harmless from any resulting liabilities and losses, provided Seller is reasonably notified of such claims and proceedings. Seller's obligation shall not apply to Products manufactured pursuant to detailed designs developed and furnished by Buyer nor to any infringement arising from the use or sale of Products in combination with items not delivered by Seller if such infringement would not have occurred from the use or sale of such Products solely for the purpose for which they were designed or sold to Buyer.

20. DELEGATION AND ASSIGNMENT. No delegation of any duties under this Order shall be binding upon Buyer until its written consent thereto has been obtained. Seller is requested to inform Buyer prior to any assignments of rights to monies due or to become due under this Order.

21. SUBCONTRACTING. No Products to be delivered under this Order shall be procured by Seller from a third party in completed or substantially completed form without Buyer's written consent unless this purchase is being made from Seller in its capacity as a retailer, jobber, or distributor. No purchase order or subcontract placed by Seller under this Order shall be on a cost plus-a-percentage-of-cost basis.

22.  COMPLIANCE WITH AND APPLICABILITY OF LAWS.

     A. Federal, State, and Local Laws. Seller warrants that in the performance of this Order, it shall comply with all applicable Federal, state, and local laws. On its invoice or in other form satisfactory to Buyer, Seller shall submit certification that the Products covered by this Order were produced in compliance with all applicable requirements of Sections 6, 7 and 12 of the Fair Labor Standards Act (29 U.S.C. 2010219), as amended, and of regulations and orders of the U.S. Department of Labor issued under Section ___ thereof.

     B. Choice of Law. Irrespective of the place of performance, this Order will be construed and interpreted according to the Federal Acquisition Regulations (FAR), the DoD FAR Supplement, and the federal common law of government contracts as enunciated and applied by federal judicial bodies, boards of contract appeals, and quasi-judicial agencies of the federal government. To the extent that the federal common law of government contracts is not dispositive, the laws of the state from which the Buyer's Order is issued shall apply.

23. NONWAIVER. Any failure at any time of Buyer to enforce any provision of this Order shall not constitute a waiver of such provision or prejudice the right of Buyer to enforce such provision at any subsequent time.

24. PARTIAL INVALIDITY. If any provision of this Order is or becomes void or unenforceable by force or operation of law, other provisions shall remain valid and enforceable.

25. CLEARANCE OF MATERIALS INTENDED FOR PUBLIC RELEASE. No news release, including photographs and films, advertisement, public announcement, denial or confirmation of same on any part of the subject matter of this Order or any phase of any program hereunder shall be made without prior written approval of Buyer.

26. GOVERNMENT CONTRACTS. Referencing of a Government Agency contract shall conclusively establish the applicability as well as the incorporation by reference into this Order as if set forth in full text, of that agency's clauses. The following explanatory instructions and clause creations, where applicable by their terms, are incorporated herein by reference. However, whenever said clauses include a requirement for the settlement of disputes between the parties in accordance with the "Disputes" Clause the dispute shall be disposed of in accordance with Clause 15, entitled "Disputes." Buyer will furnish to Seller the full text of such clauses on request.

     Where necessary to derive proper meaning in a subcontract evaluation from these clauses, "Contractor" means Seller; "Subcontracting Officer" means Buyer; "Contract" means this Order; and "Government" means Buyer or the "Government," however, the terms "Government" and "Contracting Officer" do not change (1) In the phrases "Government Procedure", "Government-Owned Property," "Government Equipment," and "Government-Owned Equipment"
     (2) When a right, act, authorization or obligation can be granted or performed only by the Government or the prime contract Contracting Officer or his duly authorized representative, (3) When title to property is to be transferred directly to the Government, (4) Where specifically modified as noted below, and (5) in FAR's 52.210-7, 52-215.1, 52.227-1, 52.227-2,
     52.227-7013, 52.227-7018, 52.227-7026, 52.227-7027, 52.227-7029.

                         (GOVERNMENT) (FIXED PRICE - SUPPLY)

52.203-1       Officials Not to Benefit (Apr. 84)
52.203-3       Gratuities (Apr. 84)
52.203-5       Covenant Against Contingent Fees (Apr. 84)
52.203-6       Restrictions on Subcontractor Sales to the Government (Jul. 85)
52.203-7       Anti-Kickback Procedures (Oct. 88)
52.203-11      Restrictions on Lobbying (Jan. 90)
52.203-12      Limitation of Payments to Influence Certain Federal Transactions
               (Jan. 90)
52.204-2       Security Requirements (Apr. 84)
52.207-4       Economic Purchase Quantity - Supplies
52.208-1       Required Sources for Jewel Bearing and Related Items (Apr. 84)
52.209-2       Qualification Requirements - Components of End Items
52.210-5       New Material (Apr. 84)
52.210-7       Used or Reconditioned Material, Residual Inventory, and Former
               Government Surplus Property (Apr. 84)
52.212-8       Defense Priority and Allocation Requirements (May 86)
52.212-13      Stop-Work Order (Apr. 89)
52.214-26      Audit--Sealed Bidding (Apr. 85)
52.214-27      Price Reduction for Defective Cost or Pricing
               Data-Modifications-Sealed Bidding (Apr. 88)
52.214-28      Subcontractor Cost or Pricing Data -- Modifications - Sealed
               Bidding (Apr. 85)
52.215-1       Examination of Records of Comptroller General (Apr. 84)
52.215-2       Audit -- Negotiation (Dec. 89)
52.215-22      Price Reduction for Defective Cost or Pricing Data (Apr. 88)
52.215-24      Subcontractor Cost or Pricing Data (Apr. 85)
52.215-26      Integrity of Unit Prices
52.215-31      Waiver of Facilities Capital Cost of Money (Sep. 87)
52.215-33      Order of Precedence (Jan. 86)
52.219-8       Utilization of Small Business Concerns and Small Disadvantaged
               Business Concerns (Feb. 90)
52.219-9       Small Business and Small Disadvantaged Business Subcontracting
               Plan (Feb. 90)
52.219-13      Utilization of Women-Owned Small Businesses (Aug. 86)
52.220-3       Utilization of Labor Surplus Area Concerns (Apr. 84)
52.220-4       Labor Surplus Area Subcontracting Program (Apr. 84)
52.222-1       Notice to the Government of Labor Disputes (Apr. 84)
52.222-3       Convict Labor (Apr. 84)
52.222-4       Contract Work Hours and Safety Standards Act--Overtime
               Compensation (Mar. 86)
52.222-20      Walsh-Healey Public Contracts Act (Apr. 84)
52.222-26      Equal Opportunity (Apr. 84)
52.222-35      Affirmative Action for Special Disabled and Vietnam Era Veterans
               (Apr. 84)
52.222-36      Affirmative Action for Handicapped Workers (Apr. 84)
52.223.2       Clean Air and Water (Apr. 84)
52.223-3       Hazardous Material Identification and Material Safety Data (Dec.
               89)
52.225-3       Buy American Act-Supplies (Jan. 89)
52.225-7027    Restriction on Contracting with
DoD FAR        Toshiba Corporation and Kongsberg Vapenfabrikk
52.225-11      Certain Communist Areas (Apr. 84)
52.227-1       Authorization and Consent (Apr. 84)
52.227-2       Notice and Assistance Regarding Patent and Copyright Infringement
               (Apr. 84)
52.227-3       Patent Indemnity (Apr. 84)
52.227-6       Royalty Information (Apr. 84)
52.227-8       Reporting of Royalties (Foreign) (Apr. 84)
52.227-9       Refund of Royalties (Apr. 84)
52.227-10      Filing of Patent Applications--Classified Subject Matter (Apr.
               84)
52.227-12      Patent Rights-Retention by the Contractor (Long Form) (Jun. 89)
52.227-7013    Rights in Technical Data and Computer
DoD FAR        Software (Oct. 88)

52.227-7017    Rights in Technical Data--Major
DoD FAR        System & Subsystem Contracts (Oct. 88)
52.227-7018    Restrictive Markings on Technical
DoD FAR        Data (Oct. 88)
52.227-7026    Deferred Delivery of Technical Data
DoD FAR        and Computer Software (Oct. 88)
52.227-7027    Deferred Ordering of Technical Data
DoD FAR        and Computer Software (Apr. 88)
52.227-7029    Identification of Technical Data
DoD FAR        (Apr. 88)
52.227-7030    Technical Data--Withholding of
DoD FAR        Payment (Apr. 88)
52.228-5       Insurance-Work on a Government Installation (Sep. 89)
52.228-7006    Accident Reporting and
DoD FAR        Investigation (Jan. 69)
52.229-3       Federal, State, and Local Taxes (Apr. 84)
52.235-7002    Recovery of Non-recurring Costs on
DoD FAR        Commercial Sales (May 89)
52.244-5       Competition in Subcontracting (Apr. 84)
52.245-2       Government Property (Fixed Price Contracts)
52.245-17      Special Tooling (Dec. 89)
52.245-18      Special Test Equipment (Dec. 89)
52.246-2       Inspection of Supplies--Fixed Price (Jul. 85)
52.246-16      Responsibility for Supplies
52.246-23      Limitation of Liability (Apr. 84)
52.247-64      Preference for Privately Owned U.S.
Alt. 1 Flag & Commercial Vessels

SECTION G - PART II, CONTRACT CLAUSES


     Incorporated by reference to Part II - Contract Clauses of U.S. Marine Corps Contract No. M67854-97-D-3047 with ManTech Systems Engineering Corporation.

SECTION H - PURCHASE DESCRIPTION AND STATEMENT OF WORK


     Incorporated by reference to Purchase Description and Statement of Work of U.S. Marine Corps Contract No. M67854-97-D-3047 with ManTech Systems Engineering Corporation.